EX-99. (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Goldman Sachs Trust of our reports dated May 24, 2024, relating to the financial statements and financial highlights of each of the funds listed in Appendix A (collectively, the “Funds”), which appear in the Funds’ Annual Reports on Form N-CSR for the period ended March 31, 2024. We also consent to the references to us under the headings “Financial Statements”, “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

July 26, 2024

Appendix A

Trust	Fund Book	Fund	Period
GST	Municipal Funds	Goldman Sachs Dynamic Municipal Income Fund	April 1, 2023 - March 31, 2024
GST	Municipal Funds	Goldman Sachs High Yield Municipal Fund	April 1, 2023 - March 31, 2024
GST	Municipal Funds	Goldman Sachs Municipal Income Completion Fund	April 1, 2023 - March 31, 2024
GST	Municipal Funds	Goldman Sachs Short Duration Tax-Free Fund	April 1, 2023 - March 31, 2024
GST	Short Duration and Government Fixed Income Funds	Goldman Sachs Enhanced Income Fund	April 1, 2023 - March 31, 2024
GST	Short Duration and Government Fixed Income Funds	Goldman Sachs Government Income Fund	April 1, 2023 - March 31, 2024
GST	Short Duration and Government Fixed Income Funds	Goldman Sachs Inflation Protected Securities Fund	April 1, 2023 - March 31, 2024
GST	Short Duration and Government Fixed Income Funds	Goldman Sachs Short Duration Bond Fund	April 1, 2023 - March 31, 2024
GST	Short Duration and Government Fixed Income Funds	Goldman Sachs Short Duration Government Fund	April 1, 2023 - March 31, 2024
GST	Short Duration and Government Fixed Income Funds	Goldman Sachs Short-Term Conservative Income Fund	April 1, 2023 - March 31, 2024
GST	Short Duration and Government Fixed Income Funds	Goldman Sachs U.S. Mortgages Fund	April 1, 2023 - March 31, 2024
GST	Multi Sector Fixed Income Funds	Goldman Sachs Bond Fund	April 1, 2023 - March 31, 2024
GST	Multi Sector Fixed Income Funds	Goldman Sachs Core Fixed Income Fund	April 1, 2023 - March 31, 2024
GST	Multi Sector Fixed Income Funds	Goldman Sachs Global Core Fixed Income Fund	April 1, 2023 - March 31, 2024
GST	Multi Sector Fixed Income Funds	Goldman Sachs Income Fund	April 1, 2023 - March 31, 2024
GST	Multi Sector Fixed Income Funds	Goldman Sachs Strategic Income Fund	April 1, 2023 - March 31, 2024